UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                   ----------

                Date of Report (Date of earliest event reported):
                                October 28, 2003

                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                        1-16811               25-1897152
        ---------------            ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

            600 Grant Street, Pittsburgh, PA                         15219-2800
        ---------------------------------------                      ----------
        (Address of principal executive offices)                     (Zip Code)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)


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Page 2

Item 7. Financial Statements and Exhibits

      (c) Exhibits

        99.1 Press Release dated October 28, 2003, titled "United States Steel Corporation Reports Third Quarter 2003 Results," together with related unaudited financial information and statistics.

Item 12. Disclosure of Results of Operations and Financial Condition

On October 28, 2003, United States Steel Corporation issued a press release titled "United States Steel Corporation Reports Third Quarter 2003 Results." The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By  /s/ Larry G. Schultz
    --------------------
    Larry G. Schultz
    Vice President & Controller

Dated: October 28, 2003